Condensed Consolidated Membership Interests (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Capital account:
Balance at beginning of period	$ 6,990	$ 6,849	$ 6,801
Net income	367	352	320
Distributions to members	(145)	(211)	(272)
Balance at end of period (number of interests outstanding: 2011, 2010, and 2009 - 635 million) 2007 - 1)	7,212	6,990	6,849
Accumulated other comprehensive income (loss). net of tax effects
Balance at beginning of period	(2)	(2)	(2)
Net effects of cash flow hedges (net of tax benefit of $17, - and -)	(29)
Balance at end of period	(31)	(2)	(2)
Total Membership Interests	$ 7,181	$ 6,988	$ 6,847